LEGG MASON
                               CASH RESERVE TRUST


             Investing in money market instruments for stability of principal and current income consistent with stability of principal.


                          PROSPECTUS December 31, 2002


                                [GRAPHIC OMITTED]


As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS



About the fund:
--------------

                1          Investment objective and policies
                3          Principal risks
                5          Performance
                6          Fees and expenses of the fund
                7          Management



About your investment:
---------------------

               9           How to invest
              11           How to sell your shares
              13           Account policies
              15           Services for investors
              16           Distributions and taxes
              17           Financial highlights

LEGG MASON CASH RESERVE TRUST
[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE AND POLICIES

Investment  objective:  The fund is a money  market  fund that  seeks to achieve
stability  of  principal  and  current  income   consistent  with  stability  of
principal.

Principal investment strategies:

To achieve its investment objective, the fund adheres to the following practices:

o     it buys money market securities maturing in 397 days or less

o it maintains a dollar-weighted average portfolio maturity of 90 days or less

o it buys only high-quality money market securities determined by the investment adviser to present minimal credit risk

High-quality money market securities in which the fund may invest include, but are not limited to:

o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

o securities representing deposits at domestic and foreign banks and savings and loan institutions. The fund may at times invest greater than 25% of its assets in such bank securities. These banks and institutions must have capital surplus and undivided profits of over $100,000,000 or the principal amount of the instruments must be insured by the Federal Deposit Insurance Corporation

o commercial paper rated A-1 by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch Ratings ("Fitch"), and unrated commercial paper that the adviser determines to be of comparable quality

o corporate bonds rated AAA or AA by S&P or Aaa or Aa by Moody's, and unrated bonds that the adviser determines to be of comparable quality, in every case having a remaining maturity of 397 days or less

o     U.S. dollar-denominated securities of foreign issuers

o asset-backed securities - i.e., securities that represent an interest in a pool of assets, such as credit card receivables or car loan receivables

o     repurchase agreements

o variable and floating rate securities - i.e., securities whose interest rates change at specified intervals so they approximately equal current market rates

The fund's investment objective is non-fundamental and may be changed by the fund's Board of Trustees without shareholder approval.

[GRAPHIC OMITTED]
PRINCIPAL RISKS

In general:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so.

Interest rate risk:

Interest rate risk is the risk that the market prices of the fund's investments may decline due to an increase in interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. These reset provisions generally reduce the effect of market interest rates on the value of the security.

Credit risk:

Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the private companies issuing them and are not absolute guarantees as to quality. Generally, the fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating, or unrated securities deemed by the adviser to be comparable in quality to a security with the highest rating. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there may be some risk of default by the issuer in each of these cases.

Other risks:

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk and regulatory developments relating to the banking industry. Banks may be strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The bank securities in which the fund may invest typically are not insured by the federal government.

Investments in Eurodollar certificates of deposit and other dollar-denominated foreign money market instruments also pose certain risks of investing overseas, such as unfavorable economic or political developments, imposition of taxes, payment restrictions or, in extreme cases, seizure of assets.

[GRAPHIC OMITTED]
PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions, if any. Historical performance of the fund does not necessarily indicate what will happen in the future.

            Year-by-year total return as of December 31 of each year:

--------------------------------------------------------------------------------
1992    1993    1994     1995    1996    1997    1998    1999     2000    2001
--------------------------------------------------------------------------------
3.47%   2.78%   3.66%    5.32%   4.80%   4.90%   4.84%   4.51%    5.79%   3.57%
--------------------------------------------------------------------------------

                       During the past ten calendar years:

--------------------------------------------------------------------------------
                              Quarter Ended            Total Return
--------------------------------------------------------------------------------
Best quarter:               December 31, 2000              1.49%
--------------------------------------------------------------------------------
Worst quarter:              December 31, 2001              0.46%
--------------------------------------------------------------------------------

The fund's year-to-date return as of September 30, 2002 was 0.94% (not annualized). For the fund's current yield, call Funds Investor Services, toll-free 1-800-822-5544.

                          Average Annual Total Returns
                            as of December 31, 2001:


                -----------------------------------------------
                           1 Year              3.57%
                -----------------------------------------------
                           5 Years             4.72%
                -----------------------------------------------
                          10 Years             4.36%
                -----------------------------------------------

[GRAPHIC OMITTED]
FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets thereby lowering the fund's dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees. The fund has no sales charge or redemption fee, but is subject to a 12b-1 service fee.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)


               ----------------------------------------------------
               Management Fees                          0.45%
               ----------------------------------------------------
               Service (12b-1) Fees                     0.15%(a)
               ----------------------------------------------------
               Other Expenses                           0.14%
               ----------------------------------------------------
               Total Annual Fund Operating Expenses     0.74%
               ----------------------------------------------------


(a) Legg Mason Wood Walker, Incorporated has agreed to waive 0.05% of the 12b-1 service fee indefinitely, reducing total expenses from 0.74% to 0.69%.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


               -------------------------------------------------
               1 Year        3 Years     5 Years      10 Years
               -------------------------------------------------
               $76           $237        $411         $918
               -------------------------------------------------

[GRAPHIC OMITTED]
MANAGEMENT

Manager and adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's manager. As manager, LMFA is responsible for the non-investment affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.

LMFA has delegated certain advisory responsibilities to Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, California 91105. As adviser, Western Asset is responsible for the investment management of the fund, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $95 billion as of September 30, 2002.

For its services, the fund paid LMFA a fee of 0.45% of its average daily net assets for the fiscal year ended August 31, 2002. LMFA paid Western Asset a fee, which is calculated daily and payable monthly, equal to 30% of LMFA's fee.

Distributor of the fund's shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under rule 12b-1 that allows it to pay fees for the sale of its shares and for services provided to shareholders not to exceed an annual rate of 0.15% of the fund's average daily net assets. However, Legg Mason has agreed to waive 0.05% of the 12b-1 service fee indefinitely. The fees are calculated daily and paid monthly.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 90% of the service fee that it receives from the fund for those sales.

LMFA, Western Asset and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[GRAPHIC OMITTED]
H O W  T O  I N V E S T

To open a regular, retirement or Coverdell education savings account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $500.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS, or other entity offering the fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account, visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans or automatic sweep arrangements) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

Once your account is open, you may use the following methods to purchase additional shares of the fund:

--------------------------------------------------------------------------------
In Person                Give  your  financial  adviser a check for $500 or more
                         payable to Legg Mason Wood Walker, Incorporated.
--------------------------------------------------------------------------------
Mail                     Mail your  check,  payable to Legg  Mason Wood  Walker,
                         Incorporated, for $500 or more to your financial adviser or to Legg Mason Funds Investor Services at
                         P.O. Box 17023, Baltimore, MD 21297-0356.

--------------------------------------------------------------------------------
Telephone or Wire        Call your financial adviser or FIS at 1-800-822-5544 to
                         transfer  available  cash  balances  in your  brokerage
                         account or to transfer  money from your bank  directly.
                         Wire  transfers  may be subject to a service  charge by
                         your bank.
--------------------------------------------------------------------------------
Automatic                Arrangements  may  be  made  with  some  employers  and
Investments              financial  institutions for regular  automatic  monthly
                         investments  of $50 or more in shares of the fund.  You
                         may  also   reinvest   dividends   from   certain  unit
                         investment  trusts or other Legg Mason  funds in shares
                         of the fund.
--------------------------------------------------------------------------------
Future First(R)          Contact a Legg Mason Financial Advisor or FIS to enroll
Systematic               in Legg Mason's  Future  First(R)Systematic  Investment
Investment Plan          Plan.  Under this plan,  you may arrange for  automatic
                         monthly  investments  in the fund of $50 or  more.  The
                         transfer  agent will  transfer  funds monthly from your
                         Legg  Mason  account  or  from  your   checking/savings
                         account to purchase shares of the fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received in federal funds form, by either your Legg Mason Financial Advisor, FIS or other entity offering the fund, on any day that the New York Stock Exchange ("Exchange") is open, will be processed as follows:


---------------------------------------------------------------------------------------------------------
If the purchase order is received       Shares will be purchased at the    Such shares will begin to earn
                                        net asset value next determined    dividends on the
                                        on the
---------------------------------------------------------------------------------------------------------

before 12:00 noon, Eastern time              same day                            same day
---------------------------------------------------------------------------------------------------------
12:00 noon or after, but before 4:00         same day                            next business day
p.m., Eastern time
---------------------------------------------------------------------------------------------------------
4:00 p.m. or after, Eastern time             next business day                   next business day
---------------------------------------------------------------------------------------------------------

If you do not make payment in federal funds, your order will be processed when payment is converted into federal funds, which is usually completed in two days, but may take up to ten days. Most bank wires are federal funds.

[GRAPHIC OMITTED]
H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the fund:

--------------------------------------------------------------------------------
Telephone         Call   your   Legg   Mason   Financial   Advisor   or  FIS  at
                  1-800-822-5544 or other entity through which you hold shares to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

                  Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $20. For wire transfers, be sure that your financial adviser has your bank account information on file.

--------------------------------------------------------------------------------
Internet or       FIS clients may request a  redemption  of fund shares  through
TeleFund          Legg  Mason's  Internet  site  at   www.leggmasonfunds.com  or
                  through TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail              Send a letter to your financial adviser or to Legg Mason Funds
                  Investor Services at P.O. Box 17023,  Baltimore, MD 21297-0356
                  requesting  redemption  of your shares.  The letter  should be signed  by all  of  the  owners  of  the  account.  Redemption requests for shares valued at $10,000 or more or when proceeds are to be paid to someone other than the  accountholder(s) may require a  signature  guarantee.  You may  obtain a  signature guarantee from most banks or securities dealers.
--------------------------------------------------------------------------------
Checkwriting      The fund  offers a free  checkwriting  service.  You may write checks  to  anyone  in  amounts  of $500 or more.  The  fund's transfer agent will redeem sufficient shares from your account to pay the checks. You will continue to earn dividends on your
                  shares  until  the  check   clears  at  the  transfer   agent.
                  Checkwriting cannot be used to close your account or to set up electronic funds transfers.
--------------------------------------------------------------------------------
Securities        Legg Mason has special redemption procedures for investors who
Purchases         wish to purchase  stocks,  bonds or other  securities  at Legg
at Legg Mason     Mason. Once you've placed an order for securities and have not indicated  any  other  payment  method,  fund  shares  will be redeemed  on the  settlement  date for the  amount  due.  Fund shares may also be redeemed  to cover  debit  balances in your brokerage account.
--------------------------------------------------------------------------------

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or Internet order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. Generally, proceeds from redemption orders received before 11:00 a.m., Eastern time, will be sent that same day. You will normally receive the proceeds within a week.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid by the fund may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

[GRAPHIC OMITTED]
ACCOUNT POLICIES

Calculation of net asset value:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern time, and at the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Like most other money market funds, the fund normally values its investments using the amortized cost method.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

The fund reserves the right to:

o refuse any client, reject any order for shares, or suspend the offering of shares for a period of time;

o    change its minimum investment amounts; and

o delay sending out redemption proceeds for up to seven days if the fund could be adversely affected by immediate payment. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[GRAPHIC OMITTED]
SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the fund for sale.

Account statements:

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive only a quarterly statement.

Systematic withdrawal plan:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

Exchange privilege:

Fund shares may be exchanged for shares of any of the other Legg Mason funds and for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TeleFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one.

The fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period.

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[GRAPHIC OMITTED]
DISTRIBUTIONS AND TAXES

The fund declares dividends from its net investment income daily and pays them monthly.

The fund does not expect to realize any capital gain or loss; however, if the fund realizes any net short-term capital gains, it will pay them at least once every twelve months. Fund distributions of any net short-term capital gains will be taxable to investors as ordinary income, whether received in cash or reinvested in additional shares of the fund.

Your dividends will be automatically reinvested in additional shares of the fund, unless you elect to receive them in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next dividend is to be paid. You may also request that your dividends be invested in shares of another Legg Mason fund or Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund or Royce Total Return Fund, provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your check, your election will automatically be converted to having all dividends reinvested in fund shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

The sale or exchange of fund shares will not result in any gain or loss for a shareholder to the extent the fund maintains a stable share price of $1.00.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

As required by law, the fund will withhold a certain percentage of all dividends (including distributions of net short-term capital gain) payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number or to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC OMITTED]
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by the fund's independent auditors, Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


------------------------------------------------------------------------------------------------------------
Years Ended August 31,              2002             2001            2000             1999            1998
------------------------------------------------------------------------------------------------------------

Net asset value,
    beginning of year               $1.00            $1.00           $1.00            $1.00           $1.00
Net investment income                 .02 A            .05 A           .05 A            .04             .05
Distributions from net
    investment income                (.02)            (.05)           (.05)            (.04)           (.05)
                                    ------------------------------------------------------------------------
Net asset value,
    end of year                     $1.00            $1.00           $1.00            $1.00           $1.00
                                    ------------------------------------------------------------------------
                                    ------------------------------------------------------------------------
Ratios/supplemental data:
Total return                         1.56%            4.89%           5.36%            4.46%           4.96%
Expenses to average net
    assets                            .69% A           .67% A          .68% A           .75%            .78%
Net investment income
    to average net assets            1.55% A          4.74% A         5.25% A          4.37%           4.86%
Net assets, end of year
    (in millions)                   $2,439           $2,291          $1,950           $1,777          $1,423
------------------------------------------------------------------------------------------------------------

A Net of 12b-1 service fees waived by Legg Mason Wood Walker, Inc. of 0.05% of average daily net assets. If no fees had been waived by Legg Mason, the annualized ratio of expenses to average daily net assets would have been as follows for the years ended August 31, 2002: 0.74%; 2001: 0.72%; and 2000: 0.73%.

Legg Mason Cash Reserve Trust

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this prospectus. The SAI provides further information and additional details about the fund and its policies.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

To  request  the  SAI  or  any  reports  to  shareholders,  or  to  obtain  more information:
o        call toll-free 1-800-822-5544
o        visit us on the Internet via www.leggmasonfunds.com
o        write to us at:   Legg Mason Funds Investor Services
                           100 Light Street, P.O. Box 17023
                           Baltimore, Maryland 21297-0356

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-017                                              SEC File Number: 811-2853